UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

LUXEYARD, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-168066	30-0473898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3415 South Sepulveda Blvd.	90034
Los Angeles, California
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 881-2890

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Operating Officer & Principal Financial Officer Signator

On May 22, 2013, LuxeYard, Inc. announced that Jerome Wilkerson, the Company’s Chief Operating Officer, Chief Technology Officer and Chief Financial Officer Signatory resigned from his positions at LuxeYard Inc., and its subsidiaries. A suitable replacement(s) will be determined by the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2013	LUXEYARD, INC.

	By:	/s/ Amir Mireskkandari
Amir Mireskandari
Interim Chief Executive Officer